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                                                                    EXHIBIT 23.1

                       CONSENT OF PEDERSEN & HOUPT, P.C.

     Pedersen & Houpt, P.C. hereby consents to all references made to it in the Registration Statement on Form S-1 of America's Home Page, Inc., as filed with
the Securities and Exchange Commission on May   , 1999.

                                   /s/ Pedersen & Houpt, P.C.

                                   Pedersen & Houpt, P.C.
                                   Chicago, Illinois
                                   May 11, 1999